Munder Index 500 Fund
Summary Dated October 31, 2009

CLASS A SHARES (MUXAX)	CLASS R SHARES (MUXRX)
CLASS B SHARES (MUXBX)	CLASS Y SHARES (MUXYX)
CLASS K SHARES (MUXKX)
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.munderfunds.com/prospectus. You can also get this information free by calling 1-800-468-6337 or by sending an e-mail to fundcontact@munder.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 31, 2009, as supplemented, are incorporated by reference into (and are considered part of) this Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide performance and income that is comparable to the S&P 500® Index.
FEES & EXPENSES OF THE FUND
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Munder Funds. More information about these and other discounts is available from your financial professional and in the section entitled “Applicable Sales Charges” on page 9 of the Fund’s Prospectus and the section entitled “Additional Purchase, Redemption, Exchange and Conversion Information” on page 58 of the Statement of Additional Information.

SHAREHOLDER FEES	Class A		Class B		Class K	Class R		Class Y
(fees paid directly from your investment)	Shares		Shares		Shares	Shares		Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.5%(a)		None		None	None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		3%(b)		None	None		None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a	Class A		Class B		Class K	Class R		Class Y
percentage of the value of your investment)	Shares		Shares		Shares	Shares		Shares
Management Fees	0.17%		0.17%		0.17%	0.17%		0.17%
Distribution and/or Service (12b-1) Fees	0.25	%(c)	1.00	%(c)	0.00%	0.50	%(d)	0.00%
Other Expenses	0.39%		0.38%		0.62%	0.39%		0.38%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%	0.01%		0.01%

Total Annual Fund Operating Expenses (e)	0.82	%(c)	1.56	%(c)	0.80%	1.07%		0.56%

(a)	The sales charge declines as the amount invested increases.

(b)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(c)	The distributor has voluntarily agreed to waive a portion of its Rule 12b-1 fees with respect to Class A and Class B shares for the current fiscal year. The distributor may discontinue the fee waiver at any time in its sole discretion. As a result of the fee waivers, the Fund’s 12b-1 Fees and Total Annual Fund Operating Expenses would be 0.15% and 0.72%, respectively, for Class A shares, and 0.50% and 1.06%, respectively, for Class B shares

(d)	Under the Fund’s Distribution Agreement, Rule 12b-1 fees are limited to 0.50% of the average daily net assets of the Fund attributable to its Class R shares.

(e)	Total Annual Fund Operating Expenses above differ from the amounts shown in the Fund’s Financial Highlights for its most recent fiscal year, which reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expense (i.e., fees and expenses of other funds in which the Fund invested).
EXPENSE EXAMPLE
The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A Shares	Class B Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$322	$408	$82	$109	$57
3 Years	$496	$644	$256	$340	$179
5 Years	$684	$903	$444	$589	$312
10 Years	$1,228	$1,614	$990	$1,303	$701
You would pay the following expenses if you did not redeem your shares:

	Class A Shares	Class B Shares	Class K Shares	Class R Shares	Class Y Shares
1 Year	$322	$108	$82	$109	$57
3 Years	$496	$444	$256	$340	$179
5 Years	$684	$803	$444	$589	$312
10 Years	$1,228	$1,614	$990	$1,303	$701
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The advisor invests, under normal circumstances, at least 80% of the Fund’s assets in equity securities of companies in the S&P 500® Index. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. In practice, the Fund typically holds all 500 of the stocks in the S&P 500® Index, which is a capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market.
The Fund is managed through the use of a “quantitative” or “indexing” investment approach, which tries to replicate the composition and performance of the S&P 500® Index through statistical procedures. The sub-advisor invests in stocks that are included in the S&P 500® Index in approximately the same proportions as they are represented in the index. As a result, the sub-advisor does not use traditional methods of stock selection, i.e., it does not select stocks on the basis of economic, financial and market analysis.
The Fund seeks to achieve a correlation between the performance of its portfolio and the S&P 500® Index of at least 0.95. A correlation of 1.0 would mean that the changes in the Fund’s price mirror exactly the changes in the S&P 500® Index.
The sub-advisor uses futures contracts to manage cash in an effort to minimize performance disparity between the Fund and the S&P 500® Index.
PRINCIPAL INVESTMENT RISKS
You may lose money if you invest in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks associated with investment in the Fund are as follows:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Tracking Risk
The Fund’s ability to track the return of the S&P 500® Index is impacted by the fact that the Fund pays fees and transaction costs, while the Index does not; therefore, the Fund’s returns are likely to be lower than those of the Index. Tracking variance may also result from the impact of share purchases, redemptions and other factors not affecting the Index.
Index Strategy Risk
The Fund will invest in the securities included in the S&P 500® Index regardless of market trends. As a result, the Fund does not modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the large-capitalization sector of the U.S. stock market.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices.
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PERFORMANCE
The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods over the past ten years compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.munderfunds.com, or by calling (800) 468-6337.
The annual returns in the bar chart are for the Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
TOTAL RETURN (%)
per calendar year

				Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 12/1/91)
Return Before Taxes	-37.31	-2.58	-1.79	6.96
Return After Taxes on Distributions	-38.29	-3.20	-2.31	5.94
Return After Taxes on Distributions and Sale of Fund Shares	-22.35	-1.86	-1.44	5.82

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	7.38
CLASS A (Inception 12/9/92)
Return Before Taxes	-39.00	-3.31	-2.24	5.90

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	6.72
CLASS B (Inception 10/31/95)
Return Before Taxes	-39.30	-3.23	-2.22	4.39

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	5.21
CLASS K (Inception 12/7/92)
Return Before Taxes	-37.49	-2.83	-2.03	6.02

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	6.72
CLASS R (Inception 7/29/04)
Return Before Taxes	-37.63	—	—	-3.32

S&P 500® Index (reflects no deductions for fees, expenses or taxes)	-37.00	—	—	-2.48
The index returns from inception for Class Y, A, B, K and R shares are as of 12/1/91, 12/1/92, 11/1/95, 12/1/92 and 8/1/04, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, K and R shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

MANAGEMENT
Munder Capital Management (MCM) is the investment advisor of the Fund. World Asset Management, Inc. (WAM) is the sub-advisor of the Fund. The following individuals make up the Fund’s portfolio management team:
•	David J. Jones, Portfolio Analyst of WAM, has been a member of the Fund’s portfolio management team since 2009.

•	Eric R. Lessnau, Portfolio Analyst of WAM, has been a member of the Fund’s portfolio management team since 2008.

•	Kevin K. Yousif, CFA, Director, Domestic Investments of WAM, has been a member of the Fund’s portfolio management team since 2002.
PURCHASES AND SALES OF FUND SHARES
Please consult the Prospectus for eligibility requirements. The following table illustrates the minimum investment requirements for each class of the Fund’s shares:

Class A and B Shares	Class K and R Shares	Class Y Shares
$2,500 initial minimum; subsequent investments of less than $50 per Fund for all account types may be refused; no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts
	No minimum investment requirement	$1 million; $2,500 for clients of certain registered investment advisors (RIAs); no minimum for certain retirement plans and approved fee-based and/or advisory program and similar accounts; no minimum for certain MCM/Fund-related parties
Shares of the Fund are redeemable. You may sell shares of the Fund by contacting your broker, financial intermediary or other financial institution, by mail, by telephone or through the Internet on any day on which the Fund is open for business.
TAX INFORMATION
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.